UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 20, 2014

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55200	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation		Identification No.)

6363 Woodway Drive, Suite 110

 Houston, Texas 77057

 (Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On November 25, 2014, Moody National REIT I, Inc. (the “Company”) filed a Form 8-K reporting the Company’s acquisition on November 20, 2014 of a hotel property located in Austin, Texas, commonly known as the Hilton Garden Inn Austin (the “Hilton Garden Inn”). The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on November 25, 2014 to provide the required financial information related to the Company’s acquisition of the Hilton Garden Inn.

(a) Financial Statements of Business Acquired

Alegre Hospitality, Ltd. and WS Arboretum JV, LLC

Independent Auditors’ Report	F-1
Combined Balance Sheets as of September 30, 2014 and December 31, 2013	F-2
Combined Statements of Operations for the nine months ended September 30, 2014 and the year ended December 31, 2013	F-3
Combined Statements of Owners’ Equity for the nine months ended September 30, 2014 and the year ended December 31, 2013	F-4
Combined Statements of Cash Flows for the nine months ended September 30, 2014 and the year ended December 31, 2013	F-5
Notes to Combined Financial Statements	F-6

(b) Pro Forma Financial Information

Moody National REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information	F-11
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014	F-12
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2014	F-13
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013	F-14
Notes to Unaudited Pro Forma Consolidated Financial Information	F-15

(c) Shell Company Transactions

Not applicable

(d) Exhibits

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Moody National REIT I, Inc.

We have audited the accompanying combined financial statements of Alegre Hospitality, Ltd. and WS Arboretum JV, LLC, which comprise the combined balance sheets as of September 30, 2014 and December 31, 2013, and the related combined statements of operations, owners’ equity, and cash flows for the nine months ended September 30, 2014 and the year ended December 31, 2013, and the related notes to the combined financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Alegre Hospitality, Ltd. and WS Arboretum JV, LLC as of September 30, 2014 and December 31, 2013, and the results of their operations and their cash flows for the nine months ended September 30, 2014 and the year ended December 31, 2013 in accordance with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

February 4, 2015

F-1

ALEGRE HOSPITALITY, LTD. AND WS ARBORETUM JV, LLC
COMBINED BALANCE SHEETS
SEPTEMBER 30, 2014 AND DECEMBER 31, 2013

	September 30, 2014	December 31, 2013
ASSETS
Investments in hotel property, net	$20,089,218	$20,436,740
Cash and cash equivalents	1,387,533	550,515
Restricted cash	407,046	869,788
Guest receivables	61,885	28,893
Prepaid expenses and other assets	47,402	85,367
Deferred loan costs, net	77,839	194,599
TOTAL ASSETS	$22,070,923	$22,165,902

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES
Accounts payable and accrued expenses	$1,082,025	$1,095,565
Accrued preferred distribution	109,375	109,375
Mandatorily redeemable preferred equity	6,250,000	6,250,000
Note payable	6,034,409	6,202,123
Total liabilities	13,475,809	13,657,063

OWNERS’ EQUITY	8,595,114	8,508,839

TOTAL LIABILITIES AND OWNERS’ EQUITY	$22,070,923	$22,165,902

See accompanying notes to combined financial statements.

F-2

ALEGRE HOSPITALITY, LTD. AND WS ARBORETUM JV, LLC
COMBINED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2014 AND
YEAR ENDED DECEMBER 31, 2013

	September 30, 2014	December 31, 2013
REVENUE
Rooms	$3,881,316	$4,928,987
Other	175,031	217,511
Total revenue	4,056,347	5,146,498

EXPENSES
Salaries and wages	474,645	637,445
Rooms	284,676	346,276
Food and beverage	93,285	118,320
Franchise fees	360,962	446,692
Administrative and general	257,902	379,671
Advertising	179,925	222,686
Management fees	127,900	174,659
Repair and maintenance	40,250	90,307
Utilities	166,029	213,455
Taxes, insurance, and rentals	289,709	439,804
Depreciation	499,294	509,896
Total expenses	2,774,577	3,579,211

OPERATING INCOME	1,281,770	1,567,287

OTHER INCOME (EXPENSE)
Gain on sale of hotel property	—	12,409,367
Interest income	—	4,657
Interest expense and amortization of deferred loan costs	(711,824)	(716,283)
Total other income (expense)	(711,824)	11,697,741

NET INCOME	$569,946	$13,265,028

See accompanying notes to combined financial statements.

F-3

ALEGRE HOSPITALITY, LTD. AND WS ARBORETUM JV, LLC
COMBINED STATEMENTS OF OWNERS' EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2014 AND
YEAR ENDED DECEMBER 31, 2013

BALANCE, January 1, 2012	$2,292,365

Capital contributions	8,537,738
Capital distributions	(15,586,292)
Net income	13,265,028

BALANCE, December 31, 2013	8,508,839

Capital distributions	(483,671)
Net income	569,946

BALANCE, September 30, 2014	$8,595,114

See accompanying notes to combined financial statements.

F-4

ALEGRE HOSPITALITY, LTD. AND WS ARBORETUM JV, LLC
COMBINED STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2014 AND
YEAR ENDED DECEMBER 31, 2013

	September 30, 2014	December 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$569,946	$13,265,028
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation	499,294	509,896
Amortization of deferred loan costs	116,760	77,840
Gain on sale of hotel property	—	(12,409,367)
Changes in assets and liabilities:
(Increase) decrease in restricted cash	53,827	(280,062)
Guest receivables	(32,992)	15,197
Prepaid expenses and other assets	37,965	31,886
Accounts payable and accrued expenses	(13,540)	776,446
Accrued preferred distribution	—	109,375
Net cash provided by operating activities	1,231,260	2,096,239

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of hotel property	—	13,816,705
(Increase) decrease in restricted cash	408,915	(74,638)
Investment in hotel property	(151,772)	(14,754,132)
Net cash used in investing activities	257,143	(1,012,065)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on note payable	(167,714)	(212,796)
Payments of deferred loan costs	—	(232,320)
Proceeds from mandatorily redeemable preferred equity	—	6,250,000
Capital contributions	—	8,537,738
Capital distributions	(483,671)	(15,586,292)
Net cash used in financing activities	(651,385)	(1,243,678)

NET CHANGES IN CASH AND CASH EQUIVALENTS	837,018	(159,504)

CASH AND CASH EQUIVALENTS, beginning of period	550,515	710,019

CASH AND CASH EQUIVALENTS, end of period	$1,387,533	$550,515

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
Cash paid during the year for interest	$597,219	$529,785

See accompanying notes to combined financial statements.

F-5

ALEGRE HOSPITALITY, LTD. AND WS ARBORETUM JV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION AND BASIS OF PRESENTATION

The Hilton Garden Inn Austin (the “Hilton Garden Inn”) is a 138-room hotel property located in Austin, Texas. The Hilton Garden Inn was owned by Alegre Hospitality, Ltd. for the period from January 1, 2013 through June 30, 2013 and WS Arboretum JV, LLC for the period from July 1, 2013 through September 30, 2014 (“Owners”). As used herein, unless specifically stated otherwise, the term “Hilton Garden Inn” shall be deemed to mean the combined financial position of the Hilton Garden Inn based upon the books and records of Alegre Hospitality, Ltd. and WS Arboretum JV, LLC.

These combined financial statements of the Hilton Garden Inn have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

The results of operations of the Hilton Garden Inn for the nine months ended September 30, 2014 and the year ended December 31, 2013 have been presented together on a combined basis herein in order to reflect the operations for the periods required by the SEC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenue and expenses during the reporting period. Significant estimates include the valuation of guest receivables, useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of long-lived assets. Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost. Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using straight-line and declining balance methods over the estimated useful lives of the related assets as follows:

Buildings and improvements	10 - 39 years
Furniture and fixtures	5-7 years

Depreciation expense for the nine months ended September 30, 2014 and the year ended December 31, 2013, was $499,294, and $509,896, respectively.

Impairment of Investments in Hotel Property

Investments in hotel property are reviewed for impairment if events or changes in circumstances indicate that the carrying amounts may not be recoverable. If such an event occurs in which the carrying amount of investments in hotel property may not be recoverable, a comparison is made of the aggregate amount of current and projected cash flows from operations and the eventual disposal of the property on an undiscounted basis to the carrying amount. The carrying amount is adjusted, if necessary, to the estimated fair value to reflect impairment in the value of the property. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker or appraisal estimates in accordance with the fair value measurements policy. There were no such impairment losses for the nine months ended September 30, 2014 or the year ended December 31, 2013.

F-6

ALEGRE HOSPITALITY, LTD. AND WS ARBORETUM JV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Restricted Cash

Restricted cash includes reserves for insurance, property taxes and capital improvements as required by certain mortgage debt agreement restrictions and provisions.

Revenue Recognition

Hotel revenues, including room, food, beverage, and ancillary revenues such as long-distance telephone service and laundry, are recognized when services have been rendered.

The Hilton Garden Inn is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Hilton Garden Inn records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables

Guest receivables include amounts due from hotel guests and corporate customers. Management maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. Receivables are considered past due based on the due date determined by contractual terms. Balances that remain outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable.

Guest receivables are reported net of the allowance for doubtful accounts. Management’s estimate of the allowance is based on historical collection experience and a review of guest receivables. There was no allowance for doubtful accounts as of September 30, 2014 or December 31, 2013.

Deferred Loan Costs

Deferred loan costs are recorded at cost and are amortized to interest expense using a straight-line method that approximates the effective interest method over the life of the related debt.

Income Taxes

The ownership of the Hilton Garden Inn is organized using partnership and limited liability company structures. The Owners, as a limited partnership and a limited liability company, are not tax paying entities under the existing provisions of the Internal Revenue Code of 1986, as amended. Income and losses of the Hilton Garden Inn flow through to the limited partners and limited liability company members of the Owners. Accordingly, no provision has been made for federal and state income taxes in the accompanying combined financial statements.

F-7

ALEGRE HOSPITALITY, LTD. AND WS ARBORETUM JV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

Management has reviewed tax positions under GAAP guidance that clarify the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the combined financial statements if it is more likely than not that the tax position will be sustained upon examination. The Hilton Garden Inn has no material uncertain tax positions as of September 30, 2014 or December 31, 2013.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred. Advertising expense was $179,925 and $222,686 for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively.

Fair Value of Financial Assets and Liabilities

Financial assets and liabilities with carrying amounts approximating fair value include cash and cash equivalents, restricted cash, guest receivables and accounts payable. The carrying amounts of these financial assets and liabilities approximate fair value because of their short maturities. The carrying amount of the Hilton Garden Inn’s note payable and mandatorily redeemable preferred equity approximates their fair value. The fair values of the note payable and preferred equity were based upon management’s best estimates of interest rates that would be available for similar debt obligations as of September 30, 2014 and December 31, 2013.

The accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include Level 1, defined as observable inputs, such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The fair value of notes payable was determined using Level 2 inputs.

3. INVESTMENT IN HOTEL PROPERTY

Investment in the Hilton Garden Inn consists of the following:

	September 30, 2014	December 31, 2013

Land	$1,497,521	$1,497,521
Building and improvements	17,681,870	17,530,098
Furniture and fixtures	1,659,808	1,659,808
Investment in hotel property	20,839,199	20,687,427
Less accumulated depreciation	(749,981)	(250,687)
Investment in hotel property, net	$20,089,218	$20,436,740

F-8

ALEGRE HOSPITALITY, LTD. AND WS ARBORETUM JV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

On July 1, 2013, WS Arboretum JV, LLC acquired fee simple title to the Hilton Garden Inn from Alegre Hospitality, Ltd. for an aggregate purchase price of $20,126,271. WS Arboretum JV, LLC financed the acquisition of the Hilton Garden Inn with proceeds from capital contributions and the assumption of the existing mortgage loan secured by the Hilton Garden Inn with an original principal amount of $7,700,000 and a balance of $6,309,566 assumed on the date of acquisition. The purchase price of the Hilton Garden Inn, excluding acquisition expenses, was allocated to land, buildings and improvements, and furniture, fixtures and equipment in the amounts of $1,497,521, $16,972,750, and $1,656,000, respectively. Alegre Hospitality, Ltd. recognized a gain of $12,409,367 on the sale of the Hilton Garden Inn to WS Arboretum JV, LLC.

4. DEFERRED LOAN COSTS

Deferred loan costs of $272,439 are being amortized over the term of the related loan and are being charged to amortization expense.

Deferred costs are as follows:

	September 30, 2014	December 31, 2013

Deferred loan costs	$272,439	$272,439
Less accumulated amortization	(194,600)	(77,840)
Deferred loan costs, net	$77,839	$194,599

Expected future amortization of deferred loan costs is as follows:

Year Ending
September 30,
2015	$77,839

5. MANDATORILY REDEEMABLE PREFERRED EQUITY

One of the members of WS Arboretum JV, LLC received a preferred distribution equal to 1.75% per quarter of its capital contribution of $6,250,000 payable on each January 1, April 1, and October 1. The liquidation value, plus accrued but unpaid distributions, was payable on April 1, 2015, the mandatory redemption date. The preferred distribution percentage was to increase to 2.50% per quarter for any distribution after April 1, 2015. The Hilton Garden Inn could redeem such member’s interest at any time for the then current balance of the member’s capital account plus any accrued but unpaid preferred distributions. The member’s interest was redeemed on November 20, 2014 at the closing of the sale of the Hilton Garden Inn to Moody National REIT I, Inc. The amount of the preferred distribution included in interest expense for the nine months ended September 30, 2014 and the year ended December 31, 2013 was $328,125 and $218,750, respectively. At September 30, 2014 and December 31, 2013, mandatorily redeemable preferred equity, totaling $6,250,000, is reported as a liability on the balance sheet. Accrued preferred distributions as of September 30, 2014 and December 31, 2013 was $109,375.

6.  NOTE PAYABLE

In connection with the acquisition of the Hilton Garden Inn on February 28, 2005, Alegre Hospitality, Ltd. financed $7,700,000 of the purchase price with the assumption of the existing mortgage loan secured by the Hilton Garden Inn (the “Loan”). The loan was assumed by W.S. Arboretum on July 1, 2013. The Loan required monthly principal and interest payments of $48,534, bearing an interest rate of 5.77%. The Loan was originally due in March 2015, but was paid in full on November 20, 2014 at the closing of the sale of the Hilton Garden Inn to Moody National REIT I, Inc.

7. MANAGEMENT AND FRANCHISE AGREEMENTS

The Hilton Garden Inn was managed and operated by Gateway Lodging Co., Inc. (the “Property Manager”) pursuant to a management agreement (the “Management Agreement”) with the Owners. Pursuant to the terms of the Management Agreement, the Property Manager was responsible for the day-to-day operations of the Hilton Garden Inn in accordance with the hotel business plan.  The Management Agreement was effective as of July 1, 2013 and was to expire on June 30, 2020 unless the Property Manager gave written notice of termination to the Owners 180 days prior to December 31 of each year of the term. Prior to July 1, 2013, there was no formal management agreement.

F-9

ALEGRE HOSPITALITY, LTD. AND WS ARBORETUM JV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

The Management Agreement included a basic management fee equal to 3% of gross revenues.  These fees amounted to $127,900 and $174,659 for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively. If the Management Agreement was terminated prior to its expiration, certain fees could be assessed in accordance with the terms of the Management Agreement. The Management Agreement was terminated without penalty on November 20, 2014 at the closing of the sale of the Hilton Garden Inn.

Under the terms of a franchise agreement (the “Franchise Agreement”) with Hilton Garden Inns Franchise, LLC, the Hilton Garden Inn paid franchise and royalty fees equal to 9.8% of room revenues. The Franchise Agreement commenced July 1, 2013 and was to expire on July 1, 2023. The Franchise Agreement was terminated on November 20, 2014 without penalty. Prior to July 1, 2013, the Hilton Garden Inn paid franchise and royalty fees of 9.8% of room revenues under a previous franchise agreement.

8. COMMITMENTS AND CONTINGENCIES

The Hilton Garden Inn is subject to various legal proceedings and claims that arise in the ordinary course of business. The Hilton Garden Inn believes that the final outcome of known matters will not have a material adverse effect on the combined financial position, results of operations, or cash flows of the Hilton Garden Inn.

9. SIGNIFICANT CONCENTRATIONS

Financial instruments that potentially subject the Hilton Garden Inn to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Hilton Garden Inn has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits. The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

10. SUBSEQUENT EVENT

On November 20, 2014, Moody National REIT I, Inc. (“Moody REIT”) acquired the Hilton Garden Inn from WS Arboretum JV, LLC through Moody National Research-Austin Holding, LLC, Moody REIT’s indirect wholly owned subsidiary (“Moody Holding”). Moody REIT owns a 100% interest in Moody Holding through Moody REIT’s operating partnership. The aggregate purchase price paid by Moody Holding for the Hilton Garden Inn was $29,250,000, excluding closing costs. Moody Holding financed the purchase price for the Hilton Garden Inn with (1) proceeds from Moody REIT’s ongoing public offering and (2) the proceeds of a mortgage loan with an original principal amount of $19,000,000 secured by the Hilton Garden Inn. The note payable described in Note 5 was paid in full and the Management Agreement described in Note 6 was terminated without penalty at the close of the sale of the Hilton Garden Inn.

Management evaluated subsequent events through February 4, 2015, for inclusion in the combined financial statements.

F-10

MOODY NATIONAL REIT I, INC.

Unaudited Pro Forma Consolidated Financial Information

On November 20, 2014, Moody National REIT I, Inc. (the “Company”) acquired the Hilton Garden Inn Austin, a 138-suite hotel property located in Austin, Texas (the “Hilton Garden Inn”), through Moody National Research-Austin Holding, LLC, the Company’s wholly-owned subsidiary (“Moody Holding”). The Company owns a 100% interest in Moody Holding through the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Hilton Garden Inn was $29,250,000, excluding closing costs. The Company financed the purchase price of the Hilton Garden Inn with proceeds from the Company’s ongoing public offering and the proceeds of a mortgage loan with an original principal amount of $19,000,000 secured by the Hilton Garden Inn.

The following unaudited pro forma consolidated balance sheet as of September 30, 2014 is presented as if the Company acquired the Hilton Garden Inn on September 30, 2014.  The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 are presented as if the Company had acquired the Hilton Garden Inn on January 1, 2013.  This unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2014 and the Company’s annual report on Form 10-K for the year ended December 31, 2013. This pro forma information is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Company’s acquisition of the Hilton Garden Inn occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

F-11

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2014

	September 30,	Pro Forma	Pro Forma
	2014 (a)	Adjustments (b)	September 30, 2014
ASSETS
Investment in hotel properties, net	$113,876,902	$29,250,000	$143,126,902
Cash and cash equivalents	17,935,642	(10,702,000)	7,233,642
Restricted cash	7,315,413	—	7,315,413
Accounts receivable, net of allowance of $17,000	719,288	—	719,288
Mortgage note receivable	12,113,771	—	12,113,771
Prepaid expenses and other assets	241,434		241,434
Earnest money and deposits	150,000	—	150,000
Deferred costs, net of accumulated amortization of $140,261	1,723,403	452,000	2,175,403
Total Assets	$154,075,853	$19,000,000	$173,075,853

LIABILITIES AND EQUITY
Liabilities:
Notes payable	$94,126,517	$19,000,000	$113,126,517
Accounts payable and accrued expenses	3,676,773	—	3,676,773
Due to related parties	1,255,139	—	1,255,139
Dividends payable	476,602	—	476,602
Total Liabilities	99,535,031	19,000,000	118,535,031

Special partnership Units - 100 Special units of the Operating Partnership	1,000	—	1,000

Equity:
Stockholders’ equity:
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 7,512,912 issued and outstanding at September 30, 2014	75,129	—	75,129
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid-in capital	65,029,038	—	65,029,038
Accumulated deficit	(10,848,996)	—	(10,848,996)
Total stockholders’ equity	54,255,171	—	54,255,171
Noncontrolling interest - 100 common units of the Operating Partnership	643	—	643
Noncontrolling interest in consolidated joint venture	284,008	—	284,008
Total Equity	54,539,822	—	54,539,822

TOTAL LIABILITIES AND EQUITY	$154,075,853	$19,000,000	$173,075,853

See accompanying unaudited notes to pro forma consolidated financial statements.

F-12

MOODY NATIONAL REIT I, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2014

	Historical Moody REIT I, Inc. As Reported	Prior Acquisitions Pro Forma Adjustments	Acquisition of Hilton Garden Inn	Other Pro Forma		Combined Pro
	(a)	(b)	(c)	Adjustments		Forma
Revenue
Room revenue	$14,737,741	$8,632,236	$3,881,316	$—		$27,251,293
Other hotel revenue	638,948	880,636	175,031	—		1,694,615
Total hotel revenue	15,376,689	9,512,872	4,056,347	—		28,945,908
Interest income from note receivable	476,344	—	—	—		476,344
Total revenue	15,853,033	9,512,872	4,056,347	—		29,422,252

Expenses
Hotel operating expenses	9,407,331	6,061,451	1,985,574	—		17,454,356
Property taxes, insurance and other	965,703	608,498	289,709	—		1,863,910
Depreciation and amortization	2,251,536	1,343,060	499,294	351,475	(d)	4,445,365
Property acquisition expenses	3,458,903	—	—	(3,458,903)	(e)	—
Corporate general and administrative	1,096,943	—	—	—		1,096,943
Total expenses	17,180,416	8,013,009	2,774,577	(3,107,428)		24,860,574

Operating income (loss)	(1,327,383)	1,499,863	1,281,770	3,107,428		4,561,678
Interest expense and amortization of deferred loan costs	2,064,173	1,741,093	711,824	(59,126)	(f)	4,457,964
Income (loss) before income tax expense	(3,391,556)	(241,230)	569,946	3,166,554		103,714
Income tax expense	204,700	—	—	—		204,700

Net income (loss)	(3,596,256)	(241,230)	569,946	3,166,554		(100,986)
Income attributable to noncontrolling interest from consolidated joint ventures	(58,409)	—	—	—		(58,409)
Loss attributable to noncontrolling interest in common operating partnership units	50	—	—	—		50
Net income (loss) attributable to common shareholders	$(3,654,615)	$(241,230)	$569,946	$3,166,554		$(159,345)
Net loss per common share attributable to common shareholders, basic and diluted	$(0.72)					$(0.03)
Weighted average shares outstanding	5,060,562				(g)	6,189,562

See accompanying notes to audited pro forma consolidated financial statements.

F-13

MOODY NATIONAL REIT I, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

	Historical Moody National REIT I, Inc. As Reported	Prior Acquisitions Pro Forma Adjustments	Acquisition of Hilton Garden Inn	Other Pro Forma		Combined Pro
	(a)	(b)	(c)	Adjustments		Forma
Revenue
Room revenue	$7,296,615	$21,282,591	$4,928,987	$—		33,508,193
Other hotel revenue	303,511	1,594,356	217,511	—		2,115,378
Total hotel revenue	7,600,126	22,876,947	5,146,498	—		35,623,571
Interest income from note receivable	645,559	—	—	—		645,559
Total revenue	8,245,685	22,876,947	5,146,498	—		36,269,130

Expenses
Hotel operating expenses	4,689,903	14,217,477	2,629,511	—		21,536,891
Property taxes, insurance and other	523,220	1,539,420	439,804	—		2,502,444
Depreciation and amortization	1,419,203	4,245,515	509,896	932,463	(d)	7,107,077
Property acquisition expenses	1,353,078	—	—	3,458,903	(e)	4,811,981
Corporate general and administrative	370,169	—	—	—		370,169
Total expenses	8,355,573	20,002,412	3,579,211	4,391,366		36,328,562

Operating income (loss)	(109,888)	2,874,535	1,567,287	(4,391,366)		(59,432)

Other income (expense)
Gain on sale of hotel property	—	—	12,409,367	—		12,409,367
Interest income	—	—	4,657	—		4,657
Interest expense and amortization of deferred loan costs	(1,241,569)	(3,839,572)	(716,283)	(156,371)	(f)	(5,953,795)
Total other income (expense)	(1,241,569)	(3,839,572)	11,697,741	(156,371)		6,460,229
Income (loss) before income tax expense	(1,351,457)	(965,037)	13,265,028	(4,547,737)		6,400,797
Income tax expense	16,200	—	—	—		16,200

Net income (loss)	(1,367,657)	(965,037)	13,265,028	(4,547,737)		6,384,597
Income attributable to noncontrolling interest from consolidated joint ventures	(78,224)	—	—	—		(78,224)
Loss attributable to noncontrolling interest in common operating partnership units	50	—	—	—		50
Net income (loss) attributable to common shareholders	$(1,445,831)	$(965,037)	$13,265,028	$(4,547,737)		6,306,423
Net loss per common share attributable to common shareholders, basic and diluted	$(0.65)					$1.15
Weighted average shares outstanding	2,213,596				(g)	5,488,279

See accompanying notes to audited pro forma consolidated financial statements.

F-14

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Balance Sheet

  Reflects the Company’s historical unaudited consolidated balance sheet as of September 30, 2014 derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, as filed with the Securities and Exchange Commission on November 14, 2014.
  Reflects the acquisition of a 100% interest in the Hilton Garden Inn on November 20, 2014 for approximately $29,250,000. The acquisition was funded with proceeds from the Company’s ongoing public offering and $19,000,000 of debt secured by the Hilton Garden Inn.

Depreciation and amortization are computed using the straight-line and accelerated methods based upon the following estimated useful lives:

Description	Allocation	Estimated Useful Life
Land	$1,493,000	—
Buildings and improvements	25,832,000	39 years
Furniture, fixtures, and equipment	1,925,000	5 years
	$29,250,000

Other assets and liabilities were not acquired.

F-15

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2014

  Reflects the Company’s unaudited historical consolidated operations for the nine months ended September 30, 2014 derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, as filed with the Securities and Exchange Commission on November 14, 2014.
  Reflects acquisition of the Residence Inn Grapevine hotel on March 31, 2014, the TownPlace Suites Newark hotel on June 24, 2014, and the Courtyard Lyndhurst hotel on September 30, 2014 as if such acquisitions occurred on January 1, 2013.
  Reflects the historical operations of the Hilton Garden Inn for the nine months ended September 30, 2014.
  Reflects the removal of historical depreciation and amortization expense of $499,264 and the recognition of pro forma depreciation and amortization expense of $850,769. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture and fixtures is computed using a declining method over the useful life of 5-7 years.
  Reflects the recognition of all acquisition costs for the nine months ended September 30, 2014 as if they were incurred as of January 1, 2013.
  Reflects the recognition of pro forma interest expense and amortization of deferred loan costs on loan assumed of $652,698.
  No additional shares were necessary to fund the purchase of the Hilton Garden Inn.
F-16

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013

  Reflects the Company’s historical consolidated operations for the year ended December 31, 2013 derived from the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 19, 2014.
  Reflects acquisition of the Hyatt Place Germantown hotel on April 9, 2013, the Hyatt Place North Charleston hotel on July 2, 2013, the Hampton Inn Austin hotel on December 30, 2013, the Residence Inn Grapevine hotel on March 31, 2014, the TownPlace Suites Newark hotel on June 24, 2014, and the Courtyard Lyndhurst hotel on September 30, 2014 as if such acquisitions occurred on January 1, 2013.
  Reflects historical operations of the Hilton Garden Inn for the year ended December 31, 2013.
  Reflects the removal of historical depreciation and amortization expense of $509,896 and recognition of pro forma depreciation and amortization expense of $1,442,359. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture and fixtures is computed using an accelerated method over the useful life of 5-7 years.
  Reflects the recognition of all acquisition costs for the nine months ended September 30, 2014 as if they were incurred as of January 1, 2013.
  Reflects the removal of historical interest expense of $716,283 and the recognition of pro forma interest expense and amortization of deferred loan costs on loan assumed of $872,654.
  Reflects pro-forma sales of shares necessary to fund the acquisitions described in Note b and the Hilton Garden Inn.

F-17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date February 4, 2015	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President